EXHIBIT 10.9

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL CLASS A UNITS ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SEC RULE 144.

                        WARRANT TO PURCHASE CLASS A UNITS
                                       OF
                                VMDIRECT, L.L.C.

                                                               December __, 2005

THIS CERTIFIES THAT, for value received by VMdirect, L.L.C.., a Nevada limited liability company (the "COMPANY"), ____________, or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time on or after the Effective Date of this Warrant, and before the Expiration Date, to purchase from the Company _________________ Class A Units of the Company (the "WARRANT Units"), exercisable at the Purchase Price. Both the number of Class A Units purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Operating Agreement (as defined below).

         1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

                  1.1 "CLASS A UNITS" means those Class A Units held by Members of the Company and representing Membership Interests of the Company.

                  1.2      "EFFECTIVE DATE" means December __, 2005.

                  1.3 "EXPIRATION DATE" means 5:00 p.m. Pacific Time on the fifth (5th) anniversary of the Effective Date.

                  1.4 "FAIR MARKET VALUE" of a Class A Unit as of a particular date means:

                           (a)      If   traded   on   a   securities   exchange
(including, without limitation, the New York Stock Exchange or American Stock Exchange) or The NASDAQ Stock Market (including, without limitation, The NASDAQ National Market or The NASDAQ Capital Market), the Fair Market Value shall be deemed to be the average of the closing prices of the Class A Units on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

                           (b)      If  actively  traded  on  the  Pink  Sheets,
Over-The-Counter Bulletin Board, or other over-the-counter market, the Fair Market Value shall be deemed to be the average of the closing bid prices over the thirty (30)-day period ending immediately prior to the applicable date of valuation; and

                           (c)      If there is no  active  public  market,  the
Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

                  1.5 "FULLY-DILUTED BASIS" means all of the Company's issued and outstanding Class A Units and all Class A Units issued or issuable under or pursuant to all convertible and derivative securities then outstanding.

                  1.6 "MANAGERS" means the Managers of the Company as set forth in the Operating Agreement.

                  1.7 "OPERATING AGREEMENT" means the Operating Agreement of the Company dated to be effective as of May 18, 2001.

                  1.8 "PURCHASE PRICE" means $_______ per Class A Unit exercisable hereunder.

                  1.9 "REGISTERED HOLDER" means any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

                  1.10 "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         2.       EXERCISE OF WARRANT.

                  2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, from and after the Effective Date and on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT A (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering:

                           (a)      this Warrant at the principal  office of the
Company, and

                           (b)      payment,  (i) in cash (by  check) or by wire
transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of Class A Units being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

                  2.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in SECTION 2.1(b) above, the Holder may elect to exchange all or some of this Warrant for Class A Units equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this SECTION 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of Class A Units computed using the following formula:

                           X =    Y (A-B)
                                -------------
                                     A

                       Where:   X =  the number of Class A Units to be issued to
                                     Holder.

                                Y = the number of Class A Units purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

                                A =  the Fair Market Value of one Class A Unit.

                                B = Purchase Price (as adjusted to the date of such calculation).


                  2.3 "EASY SALE" EXERCISE. In lieu of the payment methods set forth in SECTION 2.1(b) above, when permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the Purchase Price through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER")), whereby the Holder irrevocably elects to exercise this Warrant and to sell a portion of the Units so purchased to pay the Purchase Price and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Units to forward the Purchase Price directly to the Company.

                  2.4 CERTIFICATES; FRACTIONAL UNITS. As soon as practicable on or after the date of any exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole Class A Units issuable upon such exercise, together with cash in lieu of any fraction of a unit equal to such fraction of the current Fair Market Value of one whole Class A Unit as of such date of exercise. No fractional Units or scrip representing fractional Units shall be issued upon an exercise of this Warrant.

                  2.5 PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the Class A Units purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the Class A Units issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such Units as of the close of business on the date the Holder is deemed to have exercised this Warrant.

                  2.6 [VESTING. Notwithstanding any portion of this Warrant to the contrary, (a) Twenty-Five Percent (25%) of the Warrants Units shall vest on the first anniversary of the Effective Date and the remaining Warrant Units shall vest in equal monthly installments at the end of each month following the first anniversary of the Effective Date over a period of thirty-six (36) months, and (b) outstanding Warrant Units that are not vested and exercisable at the time of termination for any reason of Holder's services to the Company or its subsidiaries, or any corporate successors thereof, shall expire at the close of business on the date of such termination.]

         3. VALID ISSUANCE; TAXES. All Class A Units issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Class A Units in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

         4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF UNITS. The number of Class A Units issuable upon exercise of this Warrant (or any Units or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

                  4.1 ADJUSTMENT FOR SPLITS, SUBDIVISIONS OR COMBINATIONS OF UNITS. The Purchase Price of this Warrant shall be proportionally decreased and the number of Class A Units issuable upon exercise of this Warrant (or any Units or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any split or subdivision of the Class A Units. The Purchase Price of this Warrant shall be proportionally increased and the number of Class A Units issuable upon exercise of this Warrant (or any Units or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Class A Units.

                  4.2 ADJUSTMENT FOR DISTRIBUTIONS OF UNITS OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a distribution with respect to the Class A Units (or any Units or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets, then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such distribution, shall receive, in addition to the Class A Units (or any Units or other securities at the time issuable upon exercise of this Warrant) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Units and all such additional securities or other assets distributed with respect to such Units as aforesaid during such period giving effect to all adjustments called for by this SECTION 4.

                  4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
SECTION 4.

                  4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the Units of the Company (other than a combination, reclassification, exchange or subdivision of Units otherwise provided for herein), or any merger or consolidation of the Company with or into another company, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of securities or property of the successor company resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the Units deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION 4. The foregoing provisions of this SECTION 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the securities of any other company that are at the time receivable upon the exercise of this Warrant. If the per-unit consideration payable to the Holder hereof for Units in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Managers. In all events, appropriate adjustment (as determined in good faith by the Company's Managers) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any Units or other property deliverable after that event upon exercise of this Warrant.

                  4.5 CONVERSION OF CLASS A UNITS. In case all or any portion of the authorized and outstanding Class A Units are redeemed, converted or reclassified into other securities or property pursuant to the Company's Operating Agreement or otherwise, or the Class A Units otherwise cease to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Class A Units are so redeemed or converted, reclassified or cease to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of Class A Units that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Class A Units received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant.

         5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of Units issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

         6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

         7. RESERVATION OF CLASS A UNITS. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Class A Units or other Units of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Operating Agreement to provide sufficient reserves of Class A Units issuable upon exercise of this Warrant. All such Units shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws and as otherwise set forth in the Operating Agreement. Issuance of this Warrant shall constitute full authority to the Company's Managers and officers who are charged with the duty of executing ownership certificates to execute and issue the necessary certificates for Class A Units upon the exercise of this Warrant.

         8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder's parent, subsidiary or affiliate, or, if the Registered Holder is a partnership, to any partner of such Registered Holder, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the Class A Units not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

         9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT") covering the disposition or sale of this Warrant or the Class A Units issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all of this Warrant or such Class A Units, as the case may be, unless either (A)(i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144 promulgated under the Securities Act ("RULE 144"), and (B) the transfer is not being made to a party that the Company's Managers reasonably determine to be a competitor of the Company.

         10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any Units purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such Units as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the Units acquired pursuant to the exercise of this Warrant will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to SECTION 2.2, and even then will not be available unless a public market then exists for the Units, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all certificates representing Units issued to the Holder upon exercise of this Warrant or upon conversion of such Units may have affixed thereto a legend substantially in the following form:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

         11. NO RIGHTS OR LIABILITIES AS MEMBERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a Member of the Company. In the absence of affirmative action by such Holder to purchase Class A Units by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a member of the Company for any purpose.

         12. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Holder that:

                  12.1 DUE AUTHORIZATION; CONSENTS. All action on the part of the Company, its Managers, officers, directors and members necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Class A Units issuable upon exercise of this Warrant, has been duly taken. This Warrant constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. All consents, approvals and authorizations of, and registrations, qualifications and filings with, any federal or state governmental agency, authority or body, or any third party, required in connection with the execution, delivery and performance of this Warrant and the consummation of the transactions contemplated hereby and thereby have been obtained.

                  12.2 ORGANIZATION. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

                  12.3 VALID ISSUANCE OF UNITS. The outstanding Units of the Company are duly and validly issued, fully paid and non-assessable, and such Units, and all outstanding options and other securities of the Company, have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act and the registration and qualification requirements of all applicable state securities laws, or in compliance with applicable exemptions therefrom, and all other provisions of applicable federal and state securities laws, including without limitation, anti-fraud provisions.

                  12.4 GOVERNMENTAL CONSENTS. All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and are effective as of the Effective Date.

         13. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

         TO HOLDER:                  TO THE COMPANY:
                                     VMdirect, L.L.C.
                                     3035 East Patrick Lane
                                     Las Vegas, Nevada 89120
         Attn:                       Attn:  Craig Ellins, CEO
         Fax Number:                 Fax Number:



Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the address given above, or designate additional addresses, for purposes of this SECTION 13 by giving the other party written notice of the new address in the manner set forth above.

         14. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         15. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Nevada, without regard to conflict of law principles of such state.

         16. NO IMPAIRMENT. The Company will not, by amendment of its Operating Agreement, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Class A Units upon exercise of this Warrant.

         17.      NOTICES OF RECORD DATE. In case:

                  17.1 the Company shall take a record of the holders of its Class A Units (or other securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any distribution, or any right to subscribe for or purchase any Units of any class or any other securities or to receive any other right;

                  17.2 of any consolidation, merger or Reverse Merger of the Company with or into another company, any capital reorganization of the Company, any reclassification of the Units of the Company, or any conveyance of all or substantially all of the assets of the Company to another company in which holders of the Company's Units are to receive securities or property of another company; or

                  17.3     of  any   voluntary   dissolution,   liquidation   or
winding-up of the Company; or

                  17.4 of any redemption or conversion of all outstanding Class A Units;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, Reverse Merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Class A Units or (such securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their Class A Units (or such other securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. The Company shall use all reasonable efforts to ensure such notice shall be delivered at least thirty (30) days prior to the date therein specified.

         18. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         19. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         21. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

         22. ENTIRE AGREEMENT. This Warrant contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Warrant, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Warrant are hereby merged herein.

         23.      PIGGYBACK REGISTRATION RIGHTS.

                  23.1 RIGHT TO PIGGYBACK. Whenever the Company, or its corporate successor (including, without limitation, in the Reverse Merger), proposes to register any of its securities under the Securities Act (other than on a registration on Form S-4, Form S-8 or any successor forms or a registration of non-convertible debt securities) on a registration form which may be used for the registration of any Warrant Units (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice to Holder of its intention to effect such a registration and will include in such registration all Warrant Units (in accordance with the priorities set forth in SECTIONS 23.2 and 23.3 below) with respect to which the Company has received written requests for inclusion within fifteen (15) days after the delivery of the Company's notice.

                  23.2 PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that the Company proposes to sell; second, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and third, the Warrant Units requested to be included in such registration.

                  23.3 PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can reasonably be sold in such offering, the Company will include in such registration first, the securities that any holder of registration rights issued prior to the Effective Date proposes to sell; and second, the Warrant Units requested to be included therein by the Holder.

                  23.4 OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Warrant Units pursuant to this
SECTION 23, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

                  23.5 SELECTION OF UNDERWRITERS. In connection with any Piggyback Registration in which Holder has elected to include Warrant Units, the Company shall have the right to select the managing underwriters to administer any offering of the Company's securities in which the Company participates.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.



HOLDER                                VMDIRECT, L.L.C.



By:                                   By:
     ------------------------             -----------------------








               SIGNATURE PAGE TO WARRANT TO PURCHASE CLASS A UNITS

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)
VMDIRECT, L.L.C.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, the securities of VMdirect, L.L.C., as provided for therein, and (check the applicable box):

|_| tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

|_|      Elects the [Net Issue  Exercise][Easy Sale Exercise] option pursuant to
         SECTION 2.2 or 2.3 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional unit to (please print name, address and social security number):


Name:
             -------------------------------------------------------------------

Address:
             -------------------------------------------------------------------

Signature:
             -------------------------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of Units shall not be all the Units purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Units purchasable thereunder rounded up to the next higher whole number of Units.

                                    EXHIBIT B

                                   ASSIGNMENT

                (To be executed only upon assignment of Warrant)

For value received, the undersigned hereby sells, assigns and transfers unto ______________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

------------------------ ----------------------------- -------------------------

 NAME(S) OF ASSIGNEE(S)            ADDRESS                  # OF WARRANTS
------------------------ ----------------------------- -------------------------

------------------------ ----------------------------- -------------------------

------------------------ ----------------------------- -------------------------

------------------------ ----------------------------- -------------------------

------------------------ ----------------------------- -------------------------

------------------------ ----------------------------- -------------------------

And if said number of Warrants shall not be all the Warrants represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant.

             -------------------------------------------------------------------

Dated:
             -------------------------------------------------------------------

Signature:
             -------------------------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.